Consolidated Schedule of Investments Long Short Fund^ (Unaudited)
July 31, 2026

Number of Shares		Value
Long Positions 101.3%
Common Stocks 95.0%
Aerospace & Defense 1.6%
125,030	Boeing Co.	$27,023,984 *
186,679	General Electric Co.	67,217,508
217,074	Space Exploration Technologies Corp. Class A	23,524,309 *(a)
		117,765,801
Automobiles 0.7%
164,626	Tesla, Inc.	51,233,257 *
Banks 2.3%
506,308	Citigroup, Inc.	67,060,494
290,234	JPMorgan Chase & Co.	102,101,419
		169,161,913
Biotechnology 1.0%
284,441	AbbVie, Inc.	71,377,625
Broadline Retail 6.5%
1,763,047	Amazon.com, Inc.	478,808,304 *(b)
Building Products 0.5%
89,202	Lennox International, Inc.	37,097,328
Capital Markets 5.1%
2,760,889	Brookfield Asset Management Ltd. Class A	133,627,028 (a)
376,831	CME Group, Inc.	100,911,573 (b)
244,901	Morgan Stanley	51,532,068
43,199	MSCI, Inc.	24,720,196
149,173	S&P Global, Inc.	61,448,834
		372,239,699
Commercial Services & Supplies 1.2%
397,690	Waste Management, Inc.	90,096,670
Consumer Staples Distribution & Retail 2.1%
67,472	Costco Wholesale Corp.	64,225,922
237,535	U.S. Foods Holding Corp.	23,893,646 *
603,102	Walmart, Inc.	67,064,942
		155,184,510
Diversified Telecommunication Services 0.1%
481,671	Csquare, Inc.	9,614,153 *
Electric Utilities 2.6%
38,998	Constellation Energy Corp.	10,246,725
1,672,353	FirstEnergy Corp.	80,791,373
1,150,019	NextEra Energy, Inc.	99,959,651
		190,997,749
Electrical Equipment 2.2%
47,674	Eaton Corp. PLC	19,794,245
Number of Shares		Value
Electrical Equipment – cont'd
36,551	GE Vernova, Inc.	$36,196,090
660,746	nVent Electric PLC	101,642,557
		157,632,892
Electronic Equipment, Instruments & Components 1.5%
663,339	Amphenol Corp. Class A	106,598,577
Entertainment 2.1%
229,945	Live Nation Entertainment, Inc.	40,040,323 *
968,586	Netflix, Inc.	69,457,302 *
319,819	Sphere Entertainment Co.	45,814,072 *
		155,311,697
Financial Services 3.4%
191,223	MasterCard, Inc. Class A	109,589,901
372,141	Visa, Inc. Class A	136,251,985 (b)
		245,841,886
Food Products 0.3%
389,238	Mondelez International, Inc. Class A	24,253,420
Ground Transportation 1.1%
279,581	Union Pacific Corp.	81,673,998
Health Care Providers & Services 0.8%
245,668	CVS Health Corp.	25,655,109
81,940	UnitedHealth Group, Inc.	33,955,936
		59,611,045
Health Care Technology 0.5%
1,713,975	Waystar Holding Corp.	36,182,012 *(a)
Hotels, Restaurants & Leisure 2.4%
1,865,730	First Watch Restaurant Group, Inc.	23,974,630 *
969,906	Jersey Mike's Subs, Inc. Class A	22,307,838 *(a)
81,737	Marriott International, Inc. Class A	30,474,006
289,604	McDonald's Corp.	78,378,427 (b)
3,580,787	Sweetgreen, Inc. Class A	23,096,076 *
		178,230,977
Interactive Media & Services 10.3%
1,418,379	Alphabet, Inc. Class A	505,127,314 (b)
446,589	Meta Platforms, Inc. Class A	248,620,562
		753,747,876
IT Services 1.1%
134,568	Cloudflare, Inc. Class A	37,541,781 *
373,284	Shopify, Inc. Class A	43,730,220 *
		81,272,001
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Leisure Products 0.2%
2,453,857	Peloton Interactive, Inc. Class A	$15,680,146 *
Life Sciences Tools & Services 0.4%
56,981	Thermo Fisher Scientific, Inc.	32,724,188
Machinery 1.7%
51,786	Caterpillar, Inc.	42,195,750
58,055	Deere & Co.	34,407,457
250,816	ITT, Inc.	49,154,920
		125,758,127
Miscellaneous Manufacturers 0.4%
2,041,517	Celebration Bidco Holdings LLC	30,622,755 *#(c)(d)
Multi-Utilities 1.7%
2,913,621	CenterPoint Energy, Inc.	122,488,627
Oil, Gas & Consumable Fuels 2.0%
399,097	Chevron Corp.	78,554,263
938,728	Williams Cos., Inc.	67,156,601
		145,710,864
Pharmaceuticals 3.6%
93,396	Eli Lilly & Co.	107,297,060
401,999	Johnson & Johnson	103,052,444
388,210	Merck & Co., Inc.	50,544,942
		260,894,446
Professional Services 0.5%
231,617	Equifax, Inc.	39,981,727
Semiconductors & Semiconductor Equipment 13.2%
110,869	Analog Devices, Inc.	40,734,379
65,944	ASML Holding NV	107,422,776
454,456	Broadcom, Inc.	176,910,632 (b)
2,224,811	indie Semiconductor, Inc. Class A	7,186,140 *(a)
320,373	Infineon Technologies AG	22,991,097
86,579	Micron Technology, Inc.	71,257,114
2,572,728	NVIDIA Corp.	516,475,146
32,636	SK hynix, Inc. ADR	4,690,772 *
44,143	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	17,844,808
		965,512,864
Software 8.0%
359,091	Arctic Wolf Networks, Inc.	4,151,092 *#(c)(d)
14,063	Canva, Inc.	23,149,667 *#(c)(d)
505,238	Crowdstrike Holdings, Inc. Class A	96,429,725 *
808,506	Microsoft Corp.	375,728,908 (b)
2,500	Oracle Corp.	324,675
Number of Shares		Value
Software – cont'd
155,743	ServiceNow, Inc.	$17,323,294 *
179,381	Superhuman Platform, Inc.	2,349,891 *#(c)(d)
174,540	Synopsys, Inc.	67,854,170 *
587,311,422
Specialized REITs 1.2%
88,273	Equinix, Inc.	89,974,903
Specialty Retail 7.0%
134,067	Asbury Automotive Group, Inc.	31,063,324 *
2,026,590	Fanatics Holdings, Inc. Class A	168,166,438 *#(c)(d)
359,080	Home Depot, Inc.	119,200,197
921,783	O'Reilly Automotive, Inc.	82,361,311 *(b)
581,137	TJX Cos., Inc.	91,436,096
235,636	Victoria's Secret & Co.	20,896,200 *
513,123,566
Technology Hardware, Storage & Peripherals 5.2%
1,118,001	Apple, Inc.	345,361,689 (b)
28,837	Sandisk Corp.	35,032,053 *
380,393,742
Tobacco 0.5%
174,385	Philip Morris International, Inc.	33,276,146

Total Common Stocks (Cost $4,388,492,962)		6,967,386,913
Preferred Stocks 1.3%
Entertainment 0.1%
39,203	A24 Films LLC(e)	5,980,810 #(c)(d)
IT Services 0.2%
658,071	Druva, Inc. Series 4	4,909,209 *#(c)(d)
480,112	Druva, Inc. Series 5	4,628,280 *#(c)(d)
9,537,489
Software 0.4%
959,038	Cybereason, Inc. Series F	479,519 *#(c)(d)
142,463	Cybereason, Inc. Series H	247,522 *#(c)(d)
38	Databricks, Inc. Series B	9,120 *#(c)(d)
3,106	Databricks, Inc. Series C	745,440 *#(c)(d)
63,814	Databricks, Inc. Series D	15,315,360 *#(c)(d)
24,642	Databricks, Inc. Series E	5,914,080 *#(c)(d)
12,624	Databricks, Inc. Series F	3,029,760 *#(c)(d)
153	Databricks, Inc. Series G	36,720 *#(c)(d)
369	Databricks, Inc. Series H	88,560 *#(c)(d)
12,228	Databricks, Inc. Series K	2,934,720 *#(c)(d)
180,619	Signifyd, Inc. Series Seed	66,829 *#(c)(d)
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Software – cont'd
78,686	Signifyd, Inc. Series A	$33,048 *#(c)(d)
55,626	Superhuman Platform, Inc. Series 3	1,424,026 *#(c)(d)
30,324,704
Specialty Retail 0.6%
23,000	Fabletics LLC Series G	40,914,470 *#(c)(d)
22,208	Savage X Fenty Series C1	53,417 *#(c)(d)
288,275	Savage X Fenty Series D	3,407,900 *#(c)(d)
44,375,787
Total Preferred Stocks (Cost $65,834,832)		90,218,790
Number of Units
Master Limited Partnerships and Limited Partnerships 2.9%
Multi-Utilities 1.9%
3,440,600	Brookfield Infrastructure Partners LP	143,679,456
Number of Units		Value
Oil, Gas & Consumable Fuels 1.0%
1,867,095	Enterprise Products Partners LP	$71,042,965
Total Master Limited Partnerships and Limited Partnerships (Cost $132,657,224)		214,722,421

Principal Amount		Value
Corporate Bonds 0.0%‡
Miscellaneous Manufacturer 0.0%‡
$19,084,979	Anagram Holdings LLC/Anagram International, Inc., 10.00%, due 8/15/2026 (Cost $11,248,952)	$0 #(c)(d)(f)
Loan Assignments(g) 0.3%
Miscellaneous Manufacturer 0.2%
Celebration Bidco LLC
11,957,103	Term Loan, (3 mo. USD Term SOFR + 8.00%), 11.73%, due 12/29/2028	12,151,405 #(c)
2,314,878	Term Loan, (3 mo. USD Term SOFR + 8.00%), 11.82%, due 12/29/2028	2,352,495 #(c)
14,503,900
Software 0.1%
VideoAmp Holdings, Inc.
6,465,323	Second Lien Term Loan, (3 mo. USD Term SOFR + 6.00%), 6.00%, due 7/11/2036	5,134,992 (c)(h)
4,001,942	Second Lien Term Loan, (3 mo. USD Term SOFR + 15.00%), 15.00%, due 4/19/2030	4,001,942 #(c)(d)(h)
9,136,934
Total Loan Assignments (Cost $23,279,178)		23,640,834

See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Warrants 0.0%‡
Software 0.0%‡
1,400,680	VideoAmp Holdings, Inc. (Cost $0)	$1,400,680 *#(c)(d)
Total Purchased Option Contracts 0.0%‡(i) (Cost $667,963)		937,125

Short-Term Investments 1.8%
Investment Companies 1.8%
97,287,359	State Street Institutional U.S. Government Money Market Fund Premier Class, 3.68%(j)	97,287,359
35,558,891	State Street Navigator Securities Lending Government Money Market Portfolio, 3.67%(j)	35,558,891 (k)
Total Short-Term Investments (Cost $132,846,250)		132,846,250
Total Long Positions (101.3%) (Cost $4,755,027,361)		7,431,153,013

Number of Shares		Value

Short Positions ((13.2)%)
Common Stocks Sold Short (13.2)%
Aerospace & Defense (0.1)%
(80,500)	Textron, Inc.	$(6,863,430)
Banks (0.2)%
(321,423)	Truist Financial Corp.	(16,662,568)
Beverages (0.5)%
(64,252)	Boston Beer Co., Inc. Class A	(11,770,966)*
(555,644)	Molson Coors Beverage Co. Class B	(23,092,565)
(34,863,531)
Biotechnology (0.1)%
(420,755)	Caris Life Sciences, Inc.	(6,593,231)*
Building Products (0.1)%
(122,500)	A.O. Smith Corp.	(7,365,925)
Capital Markets (0.2)%
(76,331)	Morningstar, Inc.	(14,699,061)
Chemicals (0.1)%
(15,700)	Sherwin-Williams Co.	(5,351,345)
Number of Shares		Value

Construction & Engineering (0.3)%
(14,421)	MasTec, Inc.	$(3,794,165)*
(22,772)	Quanta Services, Inc.	(15,197,122)
(18,991,287)
Consumer Staples Distribution & Retail (0.5)%
(1,462,019)	Albertsons Cos., Inc. Class A	(16,930,180)
(125,442)	BJ's Wholesale Club Holdings, Inc.	(12,265,719)*
(402,456)	Grocery Outlet Holding Corp.	(3,698,571)*
(90,172)	Koninklijke Ahold Delhaize NV	(3,572,815)
(24,887)	Sprouts Farmers Market, Inc.	(2,169,151)*
(38,636,436)
Electric Utilities (0.7)%
(767,886)	Exelon Corp.	(35,184,537)
(536,620)	PPL Corp.	(18,894,390)
(54,078,927)
Electrical Equipment (0.1)%
(53,028)	Emerson Electric Co.	(7,944,655)
Financial Services (0.4)%
(740,568)	MGIC Investment Corp.	(22,246,663)
(234,422)	Radian Group, Inc.	(9,140,114)
(31,386,777)
Food Products (0.4)%
(1,326,826)	Flowers Foods, Inc.	(9,314,319)
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value

Food Products – cont'd
(264,230)	General Mills, Inc.	$(9,446,222)
(123,940)	J&J Snack Foods Corp.	(9,481,410)
(28,241,951)
Ground Transportation (0.3)%
(1,072,021)	Lyft, Inc. Class A	(17,002,253)*
(18,400)	Old Dominion Freight Line, Inc.	(3,903,376)
(20,905,629)
Health Care Equipment & Supplies (0.4)%
(230,467)	GE HealthCare Technologies, Inc.	(15,676,366)
(365,569)	Medline, Inc. Class A	(14,359,550)*
(30,035,916)
Health Care Technology (0.1)%
(359,943)	Doximity, Inc. Class A	(7,526,408)*
Hotels, Restaurants & Leisure (0.5)%
(284,719)	Cheesecake Factory, Inc.	(28,876,201)
(43,696)	Wingstop, Inc.	(5,658,195)
(34,534,396)
Household Durables (0.2)%
(92,642)	Mohawk Industries, Inc.	(11,404,230)*
Industrial Conglomerates (0.4)%
(92,199)	3M Co.	(16,252,840)
(65,800)	Honeywell International, Inc.	(15,992,690)
(32,245,530)
Insurance (1.0)%
(135,006)	Allstate Corp.	(35,652,385)
(426,833)	Fidelity National Financial, Inc.	(22,020,314)
(234,112)	Goosehead Insurance, Inc. Class A	(14,514,944)*
(72,187,643)
IT Services (0.2)%
(201,037)	CoreWeave, Inc. Class A	(14,428,426)*
Machinery (0.5)%
(153,486)	Graco, Inc.	(12,183,718)
(38,706)	Illinois Tool Works, Inc.	(11,106,687)
(88,400)	Otis Worldwide Corp.	(6,360,380)
(65,369)	PACCAR, Inc.	(8,673,159)
(38,323,944)
Number of Shares		Value

Media (1.2)%
(66,005)	Charter Communications, Inc. Class A	$(9,569,405)*
(301,196)	Fox Corp. Class A	(17,538,643)
(158,039)	Nexstar Media Group, Inc.	(30,111,170)
(326,977)	Omnicom Group, Inc.	(25,733,090)
(912,881)	Paramount Skydance Corp. Class B	(7,266,533)
(90,218,841)
Multi-Utilities (0.7)%
(296,255)	Consolidated Edison, Inc.	(32,247,357)
(193,658)	Public Service Enterprise Group, Inc.	(14,849,695)
(47,097,052)
Professional Services (0.5)%
(308,974)	ExlService Holdings, Inc.	(10,483,488)*
(98,606)	Paycom Software, Inc.	(16,167,440)
(81,289)	Paylocity Holding Corp.	(11,209,346)*
(37,860,274)
Semiconductors & Semiconductor Equipment (0.3)%
(98,647)	Cerebras Systems, Inc. Class A	(19,602,145)*
Software (1.8)%
(18,842)	Fair Isaac Corp.	(21,159,001)*
(139,168)	Fortinet, Inc.	(22,538,258)*
(74,125)	Monday.com Ltd.	(6,459,994)*
(48,672)	Nebius Group NV	(9,267,635)*
(94,420)	Oracle Corp.	(12,262,325)
(162,798)	Palantir Technologies, Inc. Class A	(20,033,922)*
(262,813)	RingCentral, Inc. Class A	(14,617,659)
(35,701)	Roper Technologies, Inc.	(13,993,721)
(71,607)	SAP SE ADR	(13,148,477)
(133,480,992)
Specialized REITs (0.4)%
(194,748)	Lamar Advertising Co. Class A	(31,151,890)
Specialty Retail (0.3)%
(159,007)	Floor & Decor Holdings, Inc. Class A	(9,154,033)*
(165,453)	Sonic Automotive, Inc. Class A	(15,152,186)
(24,306,219)
Technology Hardware, Storage & Peripherals (0.4)%
(1,135,430)	HP, Inc.	(30,963,176)
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value

Textiles, Apparel & Luxury Goods (0.3)%
(120,449)	G-III Apparel Group Ltd.	$(4,385,548)
(56,216)	Kontoor Brands, Inc.	(4,707,528)
(232,536)	Oxford Industries, Inc.	(8,817,765)
(17,910,841)
Total Short Positions (Proceeds $(920,204,824))		(965,862,676)
Number of Shares	Value

Total Investments 88.1% (Cost $3,834,822,537)	6,465,290,337
Other Assets Less Liabilities 11.9%	872,298,281 (l)
Net Assets 100.0%	$7,337,588,618

‡	Represents less than 0.05% of net assets of the Fund.
*	Non-income producing security.
(a)
All or a portion of this security is on loan at July 31, 2026. Total value of all such securities at July 31,
2026 amounted to $97,374,482, collateralized by cash collateral of $35,558,891 and non-cash
(U.S. Treasury Securities and U.S. Government Agency Securities) collateral of $64,447,850 for the
Fund(see Note A of the Notes to Consolidated Schedule of Investments).

(b)
All or a portion of the security is pledged as collateral for securities sold short and/or options written. At
July 31, 2026, the Fund had securities pledged in the amount of $794,358,790 to cover collateral requirements for securities sold short and/or options written.

(c)	Value determined using significant unobservable inputs.
(d)
Security fair valued as of July 31, 2026 in accordance with procedures approved by the valuation designee. Total value of all such securities at July 31, 2026 amounted to $324,061,255, which represents 4.4% of net assets of the Fund.

(e)	Security represented in Units.
(f)	Defaulted security.
(g)	Variable or floating rate security. The interest rate shown was the current rate as of July 31, 2026 and changes periodically.
(h)	Payment-in-kind (PIK) security.
(i)	See "Purchased option contracts" under Derivative Instruments.
(j)	Represents 7-day effective yield as of July 31, 2026.
(k)	Represents investment of cash collateral received from securities lending.
(l)	Includes the impact of the Fund’s open positions in derivatives at July 31, 2026.
#  This security is subject to restrictions on resale. Total value of all such securities at July 31, 2026 amounted to $338,565,155, which represents 4.6% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 7/31/2026	Fair Value Percentage of Net Assets as of 7/31/2026
A24 Films LLC (Preferred Units)	2/25/2022	$4,463,654	$5,980,810	0.1%
Anagram Holdings LLC/Anagram International, Inc.	5/6/2020-8/15/2023	11,248,952	—	0.0%
Arctic Wolf Networks, Inc.	12/31/2021	3,950,001	4,151,092	0.1%
Canva, Inc.	3/19/2024	15,000,454	23,149,667	0.3%
Celebration Bidco Holdings LLC	12/29/2023	30,622,755	30,622,755	0.4%
Celebration Bidco LLC	12/29/2023-12/31/2025	11,826,205	12,151,405	0.2%
Celebration Bidco LLC	1/31/2025-01/30/2026	2,314,878	2,352,495	0.0%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Restricted Security (cont’d)	Acquisition Date(s)	Acquisition Cost	Value as of 7/31/2026	Fair Value Percentage of Net Assets as of 7/31/2026
Cybereason, Inc. (Series F Preferred Shares)	7/13/2021	$4,750,000	$479,519	0.0%
Cybereason, Inc. (Series H Preferred Shares)	4/30/2025-11/20/2025	90,005	247,522	0.0%
Databricks, Inc. (Series B Preferred Shares)	3/12/2025-3/26/2025	3,515	9,120	0.0%
Databricks, Inc. (Series C Preferred Shares)	3/12/2025-3/26/2025	287,305	745,440	0.0%
Databricks, Inc. (Series D Preferred Shares)	3/12/2025-3/26/2025	5,902,795	15,315,360	0.2%
Databricks, Inc. (Series E Preferred Shares)	3/12/2025-3/26/2025	2,279,385	5,914,080	0.1%
Databricks, Inc. (Series F Preferred Shares)	3/12/2025-3/26/2025	1,167,720	3,029,760	0.0%
Databricks, Inc. (Series G Preferred Shares)	3/12/2025-3/26/2025	14,153	36,720	0.0%
Databricks, Inc. (Series H Preferred Shares)	3/12/2025-3/26/2025	34,133	88,560	0.0%
Databricks, Inc. (Series K Preferred Shares)	9/8/2025	1,834,200	2,934,720	0.0%
Druva, Inc. (Series 4 Preferred Shares)	6/14/2019	3,429,998	4,909,209	0.1%
Druva, Inc. (Series 5 Preferred Shares)	4/1/2021	4,500,000	4,628,280	0.1%
Fabletics LLC (Series G Preferred Shares)	1/10/2022	23,000,000	40,914,470	0.6%
Fanatics Holdings, Inc. Class A	8/13/2020-4/29/2021	35,957,294	168,166,438	2.3%
Savage X Fenty (Series C1 Preferred Shares)	3/5/2025	3,949,984	53,417	0.0%
Savage X Fenty (Series D Preferred Shares)	2/24/2025-3/5/2025	670,353	3,407,900	0.0%
Signifyd, Inc. (Series A Preferred Shares)	5/27/2021	2,427,463	33,048	0.0%
Signifyd, Inc. (Series Seed Preferred Shares)	5/27/2021	5,572,106	66,829	0.0%
Superhuman Platform, Inc. Class A	12/23/2021-1/24/2022	4,701,917	2,349,891	0.0%
Superhuman Platform, Inc. (Series 3 Preferred Shares)	12/23/2021-1/24/2022	1,458,063	1,424,026	0.0%
VideoAmp Holdings, Inc.	7/27/2026	—	1,400,680	0.0%
VideoAmp Holdings, Inc.	7/27/2026	4,001,942	4,001,942	0.1%
Total		$185,459,230	$338,565,155	4.6%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At July 31, 2026, open positions in futures for the Fund were as follows:
Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
9/2026	333	NASDAQ 100 E-Mini Index	$(189,172,305)	$5,779,284
9/2026	6,842	S&P 500 E-Mini Index	(2,572,335,425)	(6,743,136)
Total Futures				$(963,852)
Purchased option contracts ("options purchased")
At July 31, 2026, the Fund had outstanding options purchased as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Specialty Retail
Home Depot, Inc.	714	$23,701,944	$330	8/21/2026	$937,125
Total options purchased (cost $667,963)					$937,125
Written option contracts ("options written")
At July 31, 2026, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Specialty Retail
Home Depot, Inc.	714	$(23,701,944)	$270	8/21/2026	$(23,562)
Total options written (premium received $516,552)					$(23,562)
The following is a summary, categorized by Level (see the Notes to Consolidated Schedule of Investments), of inputs used to value the Fund’s long investments as of July 31, 2026:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Miscellaneous Manufacturers	$—	$—	$30,622,755	$30,622,755
Semiconductors & Semiconductor Equipment	942,521,767	22,991,097	—	965,512,864
Software	557,660,772	—	29,650,650	587,311,422
Specialty Retail	344,957,128	—	168,166,438	513,123,566
Other Common Stocks#	4,870,816,306	—	—	4,870,816,306
Total Common Stocks	6,715,955,973	22,991,097	228,439,843	6,967,386,913
Preferred Stocks	—	—	90,218,790	90,218,790
Master Limited Partnerships and Limited Partnerships#	214,722,421	—	—	214,722,421
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Asset Valuation Inputs (cont’d)	Level 1	Level 2	Level 3(a)	Total
Corporate Bonds#	$—	$—	$—	$—
Loan Assignments#	—	—	23,640,834	23,640,834
Warrants	—	—	1,400,680	1,400,680
Options Purchased@	937,125	—	—	937,125
Short-Term Investments	—	132,846,250	—	132,846,250
Total Investments	$6,931,615,519	$155,837,347	$343,700,147	$7,431,153,013

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
@	The “Purchased option contracts” table under Derivative Instruments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2025	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales/ Other reductions	Transfers into Level 3	Transfers out of Level 3	Balance as of 7/31/2026	Net change in unrealized appreciation/ (depreciation) from investments still held as of 7/31/2026
Investments in Securities:
Common Stocks(1)	$191,273	$—	$—	$37,167	$—	$—	$—	$—	$228,440	$37,167
Preferred Stocks(1)	71,904	—	—	17,450	18	(5,135)	—	—	84,237	17,450
Preferred Units(1)	5,742	—	—	239	—	—	—	—	5,981	239
Corporate Bonds(2)	—	—	—	—	—	—	—	—	—	—
Loan Assignments(1)(3)	14,074	36	—	(29)	9,560	—	—	—	23,641	(29)
Convertible Bonds(4)	27,446	—	7,940	(7,596)	—	(27,790)	—	—	—	—
Warrants(1)	—	—	—	1,401	—	—	—	—	1,401	1,401
Total	$310,439	$36	$7,940	$48,632	$9,578	$(32,925)	$—	$—	$343,700	$56,228

(1) Quantitative Information about Level 3 Fair Value Measurements:
Investment type	Fair value at 7/31/2026	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$228,439,843	Market Approach	Enterprise value/ Revenue multiple(c) (EV/Revenue)	2.5x - 9.8x	2.9x	Increase
			Enterprise value/ EBITDA multiple (EV/EBITDA)	10.0x - 20.0x	18.5x	Increase
			Discount Rate	3.6%	3.6%	Decrease
			Expected Volatility	67.0%	67.0%	Decrease
			Term (Years)	0.8	0.8	Decrease
			Transaction Price	$13.10 - $1,646.14	$1,495.65	Increase
Preferred Stocks	84,237,981	Market Approach	Enterprise value/ Revenue multiple(c) (EV/Revenue)	1.2x - 5.5x	2.6x	Increase
			Discount Rate	0.3% - 15.0%	12.1%	Decrease
			Expected Volatility	20.0% - 60.0%	57.5%	Decrease
			Liquidation Preference	0.5x - 2.8x	2.0x	Increase
			Term (Years)	0.7 - 2.5	0.9	Decrease
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
			Transaction Price	$4.55 - $253.00	$216.50	Increase
Preferred Units	$5,980,810	Market Approach	Enterprise value/ Revenue multiple (EV/Revenue)	3.3x	3.3x	Increase
			Enterprise value/ EBITDA multiple (EV/EBITDA)	17.6x	17.6x	Increase
			Discount Rate	3.6%	3.6%	Decrease
			Term (Years)	0.8	0.8	Decrease
			Expected Volatility	30.0%	30.0%	Decrease
Loan Assignments	9,136,933	Market Approach	Issue Price (of par)	79.4% - 100.0%	88.4%	Increase
Warrants	1,400,680	Market Approach	Issue Price	$1.00	$1.00	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(2) At July 31, 2026, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of significant unobservable inputs used in formulating valuations is not presented.

(3) At July 31, 2026 these securities were valued by an independent pricing service using significant unobservable inputs.
(4) At the beginning of the period, these investments were valued in accordance with the procedures approved by the valuation designee.
The following is a summary, categorized by Level (see the Notes to Consolidated Schedule of Investments), of inputs used to value the Fund’s short investments as of July 31, 2026:

Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short#	$(965,862,676)	$—	$—	$(965,862,676)
Total Short Positions	$(965,862,676)	$—	$—	$(965,862,676)

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
The following is a summary, categorized by Level (see the Notes to Consolidated Schedule of Investments), of inputs used to value the Fund’s derivatives as of July 31, 2026:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$5,779,284	$—	$—	$5,779,284
Liabilities	(6,743,136)	—	—	(6,743,136)
Options Written
Liabilities	(23,562)	—	—	(23,562)
Total	$(987,414)	$—	$—	$(987,414)

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^   A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Schedule of Investments

Notes to Consolidated Schedule of Investments Neuberger Long Short Fund (Unaudited)

In accordance with Accounting Standards Codification 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Long Short Fund (the “Fund”) are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820. Prior to February 28, 2026, the Fund included "Neuberger Berman" in place of "Neuberger" in its name.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund's investments (long and short positions) in common stocks, preferred stocks, master limited partnerships and limited partnerships, and exchange-traded options purchased and written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Fund's investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid or offer quotations, respectively, or if quotations are not available, by methods that include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.
For information on the Fund's significant accounting policies, please refer to the Fund's most recent financial statements and other information reports.

Notes to Consolidated Schedule of Investments Neuberger Long Short Fund (Unaudited)  (cont’d)
The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Fund's Board of Trustees designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time, on days the New York Stock Exchange is open for business. Management has approved the use of ICE Data Services (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time at which the Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time at which the Fund’s share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
For information on the Fund's significant accounting policies, please refer to the Fund's most recent financial statements and other information reports.

Notes to Consolidated Schedule of Investments Neuberger Long Short Fund (Unaudited)  (cont’d)
To facilitate compliance with certain requirements necessary to maintain its status as a regulated investment company, the Fund formed NB A24 Long Short Blocker LLC (the "Blocker"), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of the Fund.
As of July 31, 2026, the value of the Fund's investment in the Blocker was as follows:
Investment in Blocker	Percentage of Net Assets
$5,667,839	0.1%
For information on the Fund's significant accounting policies, please refer to the Fund's most recent financial statements and other information reports.

Notes to Consolidated Schedule of Investments Neuberger Long Short (Unaudited) (cont'd)
Legend

Other Abbreviations:
ADR	= American Depositary Receipt
Management	= Neuberger Berman Investment Advisers LLC
Reference Rate Benchmarks:
SOFR	= Secured Overnight Financing Rate

Currency Abbreviations:
USD	= United States Dollar
For information on the Fund's significant accounting policies, please refer to the Fund's most recent financial statements and other information.